                                                                      EXHIBIT 99

                                  PRESENTATION

Slide 1

                             Deepening the Strategy

                              Across the Enterprise

                                   Chip Mahan

                                September 8, 2000

Slide 2
                            Forward Looking Statement

This presentation includes statements and other matters which are forward-looking and subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include, but are in no way limited to:

        - the possibility that the anticipated benefits from our acquisition transactions will not be fully realized;

        - the possibility that costs or difficulties related to our integration of acquisitions will be greater than expected;

        - our dependence on the timely development, introduction and customs acceptance of new internet services;

        - rapidly changing technology and shifting demand requirements and internet usage patterns;

        - other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled conditions in the internet and other high-technology industries and the ability to attract and retain key personnel; and

        - other risk factors as may be detailed from time to time in our public announcements and filings with the SEC, including the Company's annual report on Form 10-K for the year ended December 31, 1999.

           In addition, nothing in the presentation should be viewed as an update or comment on earlier forward looking statements provided by S1 Corporation. As noted above, because actual results, performance or developments may differ materially from forward-looking statements, S1 will not update such statements over the course of future periods.

           For questions related to this information, contact Marcy Theobald, S1 Investor Relations at (404) 812-6254.

           Please contact Sandy Mitchelson at (404) 812-6426 to obtain a copy of the Annual Report on Form 10-K.


Slide 3

S1's Historic Objectives:

-       Global e-Finance Gorilla

- We are in the Solutions business through a combination of: software development, professional services and data center hosting

-       Product - depth, breadth, choice

-       Touchpoints


Slide 4

As we go through this deck, you should ask -- How big is this space Really?

The Game Plan is:

-       Consolidate industry to build global leadership position

-       Integrate new businesses

-       Build out banking, brokerage and insurance capabilities

-       Mainstream business model--OUR SOLUTION MUST BE TAKEN ACROSS THE
        ENTERPRISE

-       Establish deep relationships with major Fls

-       Exceed financial targets through operational excellence


Slide 5

Slide 5 is titled "Corporate History" The line below the title reads, "Connect Fls to customers via the Internet." The slide depicts a computer above which is written "Consolidated Financial Statement." The computer is linked to an internet graphic, which, in turn, is linked to a structure above which is written "3 tier-fat server." Inside the structure appears the acronym "PFM." This series of connections results in a three-pronged output of Banking, Brokerage, and Insurance. To the right of the diagram is a box titled "Vision:", below which are two bullet points: 1) Consolidated View; 2) Bank & Non-Bank Products (insurance/brokerage). Below the two bullet points appears a graphic of a web page. Below the web page is a box titled "Targets." Beneath "Targets" are two sub-points: "Large Fls, Smaller Fls."


Slide 6

Slide 6 is titled "Product Improvements to Enhance Customer Relationships". The slide depicts a computer above which is written "Sticky Financial Portal." The computer is linked to an internet graphic, which, in turn, is linked to a structure inside of which appears the acronym "PFM." This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial. To the right of the diagram is a box titled "Portal View:", below which are two bullet points: 1) Additional non-financial content (weather, news, etc...); 2) Sticky solution. At the bottom of the Portal View box appears a graphic of a computer screen.


Slide 7

Slide 7 is titled "Key Partners Invested in S1" The slide depicts a computer linked to an internet graphic, which, in turn, is linked to a structure inside of which appears the acronym "PFM." Beneath the structure are the words "Robust and Scalable Platform" and the corporate logo of Hewlett Packard. Above the structure there appears "Back-End" and the corporate logo of Andersen Consulting. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial. To the right of the diagram is a box titled "Partnerships", below which are three bullet points: 1) "Important market players recognize the vision and take a stake in the company"; 2) "AC contributes with back-end adapter expertise and sales channel"; and 3) "HP makes the platform more robust and scalable".


Slide 8

Slide 8 is titled "Edify Was the Ideal Partner" The slide depicts a computer linked to an internet graphic, which, in turn, is linked to a structure inside of which appears the acronym "PFM." Above the structure there appears an Edify logo. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial. To the right of the diagram is a box titled "Edify", below which are six bullet points:

-       NT-platform solution

-       Small Business and Retail offering

-       Development Toolkit

-       IVR

-       Large Customer Base

-       NCR Relationship

Beneath these six bullet points is a box named "Targets" and two bullet points follow: 1) Small to large Fls; 2) Channels.


Slide 9

Slide 9 is titled "FICS Provided Global Footprint" The slide depicts a computer overlapping with a ring inside of which are representations of a telephone, a cordless telephone, a television, a keyboard, and a remote control device. The computer is also linked to an internet graphic, which, in turn, is linked to a structure inside of which appears the acronym "PFM." Above the structure there appears an Edify logo. Below the structure is the FICS logo. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial. To the right of the diagram is a box named "FICS", below which are three bullet points:


-       Global sales structure - global customer base

-       Extending the offering to Corporate Banking

- Advanced R&D and technology: wireless, JAVA, multi-currency, multi-lingual, etc...

Beneath these three bullet points is a box named "Targets" and two bullet points follow: 1) Global Market; 2) Small to large Fls.


Slide 10

Slide 10 is titled "Vertical One delivers 'Open Finance'" The slide depicts a computer overlapping with a ring inside of which are representations of a telephone, a cordless telephone, a television, a keyboard, and a remote control device. The computer is also linked to an internet graphic (it is circled), which, in turn, is linked to a structure inside of which appears the acronym "PFM." Above the structure there appears an Edify logo. Below the structure is the FICS logo and the VerticalOne logo. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial (the latter is highlighted). To the right of the diagram is a box named "VerticalOne", below which are two bullet points:

- Going from Consolidation to Aggregation model (aggregate personal information for the Fls customer)

-       Destination sites

Slide 11

Slide 11 is titled "Davidge Brought Expertise in Brokerage" The slide depicts a computer overlapping with a ring inside of which are representations of a telephone, a cordless telephone, a television, a keyboard, and a remote control device. The computer is also linked to an internet graphic, which, in turn, is linked to a structure inside of which appears the acronym "PFM." Above the structure there appears an Edify logo. Below the structure is the FICS logo, the VerticalOne logo, and the Davidge logo. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial (the "Brokerage" is highlighted). To the right of the diagram is a box named "Davidge", below which are two bullet points:

-       More robust and scalable brokerage back-end solution

-       Valuable expertise in brokerage

Beneath these two bullet points is a box named "Target" and one bullet point follows:

-       Brokerage firms.


Slide 12

Slide 12 is titled "Q Up Extended Company Market Share of Community Bank Segment" The slide depicts a computer overlapping with a ring inside of which are graphic representations of a telephone, a cordless telephone, a television, a keyboard, and a remote control device. The computer is also linked to an internet graphic (it is circled), which, in turn, is linked to a structure inside of which appears the acronym "PFM." Above the structure there appears an Edify logo and a Q Up logo. Below the structure is the FICS logo, the VerticalOne logo, and the Davidge logo. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial. To the right of the diagram is a box named "Q Up", below which is one bullet point:


-       S1 becomes the largest NT efinance provider

Beneath this bullet point is a box named "Target" and one bullet point follows:

-       Community banks.


Slide 13

Slide 13 is titled "Today . . . Broad-based Solutions for Fls" The slide depicts a computer overlapping with a ring inside of which are representations of a telephone, a cordless telephone, a television, a keyboard, and a remote control device. The computer is also linked to an internet graphic, which, in turn, is linked to a stack of squares. Beginning with the top square and working down the schematic, Retail Suite is first, followed by

Business Suite, Corporate Suite, and Consumer Suite. The four boxes are circled. This series of connections results in a four-pronged output of Banking, Brokerage, Insurance, and Non Financial. To the right of the diagram is a box named "Current Assessment", below which is one bullet point:


 Comprehensive offerings

Slide 14

                                What S1 is Today

                          Leading enabler for financial
                       service providers around the globe
                         to do business on the Internet


Slide 15

S1 Today: Industry Leader

-       Thought leadership

-       People, over 2000 strong

-       Products for every LOB in FSPs

-       Premier Partners
        (AC, IBM, M&I, Fiserv, NCR, Unisys, Intuit)

-       Over 900 customers

-       Over 4MM end users



Slide 16

Why Edify ?

-       Offer on premises, NT toolkit solution primarily to middle market

- The establishment of a sales force and a series of resellers was interesting and appealing

-       Essential to pick up the small business product

-       IVR business was not core

Slide 17

EDIFY - That was then, this is now

-       35/15/15 split

-       Sales force went elephant hunting

- Corillian's total set of Microsoft tools became preferable in some circumstances to the 4GL solution of Edify

- The whole mid tier S1/Edify solution has been repositioned under Q up leadership and momentum has returned

-       Joe Brown is on fire!!



Slide 18

Why FICS?

-       Global Distribution --11 offices around the world

-       Technologists that understood international deployments

        -       Knew multi-currency, multi-language issues

        -       Had payment systems significant regulatory experience

        -       Had relationships with some of the biggest brand names in Europe

-       Had the world's leading Corporate Internet Banking Product


Slide 19

FICS - That was then, this is now

- Europe is exploding -- ZFS; ABN; FICS's largest customer, Allianz, participated in our spring financing

-       Sent our best operator over to ensure success

-       Asia very price competitive, we are dominant in Australia (9 of the top
        13), Data Center in Singapore along with OCBC and ANZ blossoming, Japan and China too early to handicap, channels being established

-       CIB has had product repeatability challenges -- Fleet is helping us

- Many of the heritage FICS CIB implementation folks will be repurposed to deliver the Consumer Suite to the biggest brand names in Europe



Slide 20

Why Vertical One ?

-       Our customers asked for it

- Gregg and his team invented the space -- VerticalOne was the only game in town

-       The whole issue of account aggregation seemed to threaten our customers

-       Could VerticalOne allow them to participate in the process?



Slide 21

VerticalOne - That was then, this is now

-       Major competitor emerged -- Yodlee had some early wins

-       Price pressure (First Union, AOL)

-       Game not over

- Our technology the best -- signed the two most sophisticated users on the planet -- Yahoo (up in 60 days) and Wells Fargo

-       Big question is how are we going to monetize this product



Slide 22

Why Q up?

-       Needed to play in the community banking space

-       License model was appealing to our delayed recurring revenue model

-       Company was profitable from day one

-       Experienced management team that absolutely understood the space

-       20000 community banks and credit unions

Slide 23

Q up -- That was then, this is now

- Beat their projections -- but here is what is interesting: Q up (Q1-65, Q2-92) and Digital Insight (Q1-157, Q2-89)

- Very pleased with how the management team is working with the heritage Edify team both internally and with the resellers and partners

-       Over 500 customers

-       Never lost a customer

-       Replaced 2 Digitals and 7 ORCC's last month alone



Slide 24

How big is this space REALLY??


Slide 25
                           Open eFinance Architecture

Slide 25 depicts a full-page graphic of interconnected boxes with internal text as described below (from left to right):

Box 1
Web
IVR/Call Center
Destination Site
Wireless
Branch
ATM

Box 2
Financial Experience

Boxes 3-5 (Boxes 3-5 are stacked vertically and are listed from top to bottom) Consumer
Small Business (which is connected by a line to Box 6)
Corporate

Box 6 (which is connected by a line to Box 7)
Computer Screen Graphic

Box 7
S1
Open eFinance Architecture
Financial Business Components
-       Retail Banking
-       Small Business Banking
-       Corporate Banking

The following text is directly above Box 7: WebTone; netAssets; API; API; API. The following text is directly below Box 7: API; API; API; In-house development.

Boxes 8-14 (each of which is connected by a line to Box 7 (listed from top to bottom))
Cash Mgmt
Wireless
Trade Financing
Banking
Brokerage
Insurance
Non-Financial


Slide 26

                              Financial Experience

Beneath the title is written "Deliver innovative financial services and products to the FSP's customers across multiple touchpoints" Slide 26 depicts a full-page graphic of interconnected boxes with internal text as described below (from left to right):

Box 1
Web
IVR/Call Center
Destination Site
Wireless
Branch
ATM

Box 2
Financial Services & Products

-       Purchasing

-       Moving funds among accounts and FSPs

-       Bill payment and presentment

-       Displaying all account types

-       Banking

-       Lending

-       Leasing

-       Investing

-       Insurance

-       Aggregating

-       Advice

-       Obtaining new products

-       ACH Transfer

-       SWIFT Payment

Boxes 3-5 (Boxes 3-5 are stacked vertically and are listed from top to bottom) Consumer
Small Business (which is connected by a line to Box 6)
Corporate

Box 6 (which is connected by a line to Box 7)
Computer Screen Graphic

Box 7
S1
Open eFinance Architecture
Financial Business Components

     - Retail Banking

     - Small Business Banking

     - Corporate Banking

The following text is directly above Box 7: WebTone; netAssets; API; API; API. The following text is directly below Box 7: API; API; API; In-house Development.

Boxes 8-14 (each of which is connected by a line to Box 7 (listed from top to bottom))
Cash Mgmt
Wireless
Trade Financing
Banking
Brokerage

Insurance
Non-Financial


Slide 27

Slide 27 is titled "The S1 Network". The S1 logo is at the center of a wheel the spokes of which are attached to the organizations that comprise S1's network. The organizations are WebTone, netAssets, S1 Europe, S1 Asia Pacific, Edify, VerticalOne (the VerticalOne logo has four subsidiary circles around it: UK, Germany, Hong Kong, Australia), E.Piphany, Broad Vision, Business Logic, and S1's strategic investors. The strategic investors are represented by their logo:
Area Bancshares Corporation, the Principal, BroadVision, JP Morgan, Fleet, Citigroup, Bank of America, Allianz, Zurich Financial Services, Intuit, Synovus, Andersen Consulting, and Hewlett Packard.

The S1 logo at the center is split horizontally, and the top half of the page is labeled "Network" and the bottom is labeled Operations"


Slide 28

Business In Transition

           Old                                           New
           ---                                           ---
           Banking                                      Banking, Brokerage and Insurance

           Transaction centric                          Relationship centric

           Web                                          Multi-channel

           Clicks                                       Clicks and bricks

           # data center customers                      # recurring revenue customers

           US                                           Global

           Proprietary                                  Open

           Unix                                         Platform independent

           Centralized                                  Feiretsu

           Modular                                      Suite

           Corillian                                    Siebel

Slide 29

Let's Analyze a Few Pieces

-       $286mm in Cash as of 6.30.00

-       Q up at Digital Insight's multiples is worth about $250mm

- Edify at a VRU multiple of 2-3x is worth $100-150mm, however at KANA multiples of 22x

-       VerticalOne at Yodlee like comparables -- $150mm

-       EMEA could have partners in the nine figure range

- Total could be equal to our current market cap with zero credit for the US core business

                                  PRESENTATION
Slide 1

                               Q UP, An S1 Company

                                 Hank Seale, CEO

                                September 8, 2000



Slide 2

Q UP Product Solution

- Configurable bank-in-a-box NT solution for community banks - hosted or onsite

        -       Inexpensive, easy to install, easy to maintain

        -       Average Contract Value $50K

                -       IBS
                -       Voice Response
                -       Cash Management
                -       Portal

        -       Installs in weeks

-       Tool kit customizable solution for regional and super regional banks

-       Considerable professional services

-       Consolidation of NT platforms early 2001



Slide 3

Q UP Market

-       Target market of 10,000 Community and Regional Banks Under $10B

        -       "Land grab" environment through 2003

        -       Estimate that less than 3,500 banks have adopted IBS solution

- New initiative to focus on Credit Union market with its over 12,000 institutions

        -       Ripe for opportunity

            - Q UP's business model, which is profitable, can be sold at a lower price point than competitors currently selling in this market



Slide 4

Q UP Financial Success

-       Adding 30-50 banks a month

-       Closing 70% of the contracts we pursue

-       Strong after sales support to ensure high user penetration

-       Additional license and support revenue generated from installed base

        -   eCommerce Portal licenses (over 130 sold)

        -   Add-on and upgrades of IBS modules

        -   Selling to banks switching vendors



Slide 5

Stacking up to Competition

- Q UP has 616 financial institutions (almost all banks) compared to largest competitor Digital which has 970

-       Q UP closed 64 contacts in Q1 compared to Digital at 154

-       Q UP closed 95 contracts in Q2 compared to Digital at 90



Slide 6

Expanding the Revenue Model

- Expand user fees and recurring revenues through addition of Value Added Goods and Services - "VAGAS"

-       Ongoing VAGAS initiatives include:

        -       Portal - user fees

        -       Insurance - commission revenue

        -       Account Aggregation (Vertical One) - user fees

        -       Brokerage - commission revenue

- Become equalizer of community financial institutions to super regional banks

        -       Leverage communities i.e.: Banking, Small business, Retail



Slide 7

                               Q UP, An S1 Company

                              Helping our customers
                           create customers for life.

                                  PRESENTATION


Slide 1

                       Edify Corporation, an S1 Subsidiary

                                    Joe Brown

                                 President & CEO

                                September 8, 2000



Slide 2

What Does Edify Do?

-       Past: IVR Solutions Provider

-       Now: Customer Interaction Solutions for all Customer Contact Channels


Slide 3

Re-engineered Edify Corporation

-       New Company Focus

-       New Management Team

-       Redirected & expanded Product Development

-       Expanded Sales Force

        -       Re-structured North American Sales Force

        -       Built EMEA Sales Force

        -       Established APLA Sales Force

-       Commitment to Customer Satisfaction

        -       Re-engineered Customer Support

        -       Re-engineered Consulting Service

Slide 4

Results: Expanded Edify Product Mix

-       Multi-Channel Server Solutions

        -       IVR

        -       Web

        -       WAP

        -       E-mail

        -       Fax

        -       Other (Pager, ATM)

-       Voice Recognition Solutions

        -       Horizontal Solutions

-       CIC Solutions (Future. . .)

        -       CSR Desktop Services (Horizontal & Vertical)

-       Virtual Agent Services

        -       Multimedia Services (E-Mail Understanding, Chat & Collaboration)

        -       e-CSR


Slide 5

Results

-       Expanded Product Range

        -       Wireless Solutions (WAP, SMS, i-mode, Compact HTML)

        -       Voice Recognition (including Speaker Authentication &
                Verification)

        -       Fax Solutions

        -       Double Byte Character set support (Japan & China)

-       Revenue Growth

        -       Strong year over year revenue growth

        -       International Contribution: > 25%

        -       Initial installations in Japan & China



Slide 6

Slide 6 is a chart titled "Results: Multi-Channel Solutions".

                        RESULTS: MULTI-CHANNEL SOLUTIONS

                                      IVR            VOICE             WEB            E-MAIL         FAX          WIRELESS
              CUSTOMER                            RECOGNITION
-------------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERBANK                   [ ]                               [ ]                                           [ ]
-------------------------------------------------------------------------------------------------------------------------------
ANZ BANK                                                               [ ]                                           [ ]
-------------------------------------------------------------------------------------------------------------------------------
DAIWA BANK                           [ ]                               [ ]             [ ]            [ ]            [ ]
-------------------------------------------------------------------------------------------------------------------------------
DST CORPORATION                      [ ]              [ ]
-------------------------------------------------------------------------------------------------------------------------------
GLENVIEW STATE BANK                  [ ]                               [ ]
-------------------------------------------------------------------------------------------------------------------------------
BANK OF GREECE                       [ ]                               [ ]                                           [ ]
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN SKANDIA                     [ ]                               [ ]
-------------------------------------------------------------------------------------------------------------------------------
SEARS CORPORATION                    [ ]             [ ]               [ ]
-------------------------------------------------------------------------------------------------------------------------------
CONSORS                              [ ]             [ ]               [ ]                            [ ]
-------------------------------------------------------------------------------------------------------------------------------
HSN                                  [ ]             [ ]
-------------------------------------------------------------------------------------------------------------------------------
DELTA AIRLINES                       [ ]             [ ]
-------------------------------------------------------------------------------------------------------------------------------
KRAFT FOODS                          [ ]                               [ ]            [ ]
-------------------------------------------------------------------------------------------------------------------------------



Slide 7

Slide 7 is a graph titled "Increasing Edify Customer Satisfaction... " Four categories are charted: 1) customer satisfaction; 2) total calls; 3) total open cases; 4) cases open. The categories are shown against a scale between 0% and 100%.

In April, Customer Satisfaction was 83.1; Total Calls 29.5; Total Open Cases 60; and Cases Open Greater than four weeks 16. The plot points on the graph are as follows: In May, Customer Satisfaction was 84.2; Total Calls 30.4; Total Open Cases 52; and Cases Open Greater than four weeks 18. In June, Customer Satisfaction was 88.1; Total Calls 30; Total Open Cases 62; and Cases Open Greater than four weeks 12. In July, Customer Satisfaction was 91.9; Total Calls 27.5; Total Open Cases 54; and Cases Open Greater than Four Weeks 13.



Slide 8

"So, where are we going . . .?"



Slide 9

                             Dr. Charles Jolissaint
                            Chief Technology Officer
                     Edify Corporation - A subsidiary of S1

Next to the above graphic appears the Edify logo.



Slide 10

                                  Architecture
                               for a Bright Future

                             Dr. Charles Jolissaint



Slide 11

Edify Natural Language Demonstration

                                  PRESENTATION

Slide 1

                            Vertical One Corporation
                                  An S1 Company

                              S1 Analyst Conference



Slide 2

Slide 2 presents the corporate logos of VerticalOne's "Top Partnerships": Yahoo Finance, The Motley Fool.com, CNBC.com, iVillage.com, OnMoney.com, Wells Fargo, Smart Money.com, LifeMinders (Providers of Electronic Newsletters to Olympics.com), Virtual Bank, FreeRealTime.com, Intrust, Centura (Banking, Investments, Insurance, Solutions) and ian (Internet Appliance Network).



Slide 3

Business Statistics:

-           Over 20 Live Distributors
-           Over 180,000 Registered Users
-           Over $2.5 Billion in Assets


Slide 4

Slide 4 is titled "VerticalOne Vision": "To become the dominant, globally pervasive electronic bridge between commerce companies and their customers - bringing consumers an unmatched level of convenient access to their personal information ... anytime, anywhere." Beneath the quote appears a graphic of the VerticalOne logo. The logo is connected to two ovals, one above and one below the logo. In the top oval is written "Large Numbers of Providers" and "Access to Personal Content". To the left of the oval is written "Commerce Companies." The oval beneath the logo contains the word Mass Market. Outside of the oval is written "Consumers."


Slide 5

                                 Product Themes

Two-fold approach to aligning commerce companies with their consumers.

-       Value Propositions for Commerce Companies (Distributors and Providers)

                     Sticky-ness
                     Seamless-ness
                     Security and Seclusion

-       Value Propositions for Consumers

                     Access
                     Interactions
                     Transactions



Slide 6


                               Commerce Trends

Personalization - provide each customer with an interactive, personalized Web experience using clickstream data "on the fly".

Instant fulfillment - provide customers with products on the same day.

Custom Pricing - Dynamic prices on e-commerce sites.

Anywhere, Anytime - The ability to buy from anywhere, anytime.

Intelligent Agents - Intelligent software agents will find the best products and best prices for customers 24 hours a day.



Slide 7

Slide 7 is titled "Product Vision." It depicts a full-page graphic of interconnected boxes with internal text as described below:

In the left column written vertically are the words VerticalOne. Next to that are a stack of website pages in graphic form, each of which has words written over it. Starting at the top and working downward: Banks; Brokers; Credit Cards; Rewards; Communications; Bills. Three arrows pointing in both directions are placed in between the website pages.

The first box has the heading Aggregation Services. Beneath it are five boxes stacked vertically, each with words in it. Starting from the top and working down: Account Setup; Harvest Balances; Harvest Details, Password Management; Account Application. Against the boxes in a vertical position appears the words Provider Provisioning.

The second box is titled Interaction Services. Beneath it are four boxes stacked one atop the other. Starting at the top and working downward: Advice; Graphs; Alerts; Other.

The third box is titled Transaction Services . Beneath it are four boxes stacked one atop the other. Starting at the top and working downward: Pay; Transfer; Trade; Purchase. Against these boxes in a vertical column appears the word Authentication.

Beneath the three boxes is a bar uniting the boxes in which is written Database Marketing & Reporting.

In the fourth box is written in vertical letters "Implementation Partners."

The fifth and final box is titled Presentation Services. Below it are five boxes one atop the other, each with words in it. Starting at the top and working downward: New Channels; WAP; ATM; Voice; Broadband. Next to the bottom four boxes appears a graphic of a man.



Slide 8

Slide 8 is titled "Value Propositions for Consumers." Beneath the title is written, "VerticalOne will offer solutions to consumers that are convenient, portable, flexible and secure." Slide 8 also depicts a graph with a vertical axis labeled "Utility" and a horizontal axis labeled "Time." The three categories within the Utility axis are labeled (from bottom to top) Access (Quality/Quantity), Interact (Relevance), Transact(Actionable), and these are measured against the Time axis. Where Access meets Time on the graph is written "Add Edit View". Where Interact meets Time on the graph is written "Alert Advise Analyze". Where Transact meets Time on the graph is written "Purchase Transfer Trade".


Slide 9

Product Access and Interaction Enhancements


-     Continual increase in number of accounts accessible

-     Value and date-based alerts

-     Financial management tools

- Loans, Itineraries, Calendars, Mortgages, Insurance, CDs (banking), more bills

-     Transaction services

As an example of VerticalOne's financial management tools, Slide 9 also contains a computer screen graphic of an "Account Tracker" page taken from CNBC.com.


Slide 10

Slide 10 is a chart titled "VerticalOne's Experience and Credibility." The chart, which begins in August 1999 and ends in August 2000, shows the general growth in VerticalOne's subscribers, accounts, and distributors. The plot points on the graph are approximate. Along the left side of the graph is written vertically, "Total Number (000)".

                               Distributors              Accounts              Subscribers
                               ------------              --------              -----------
Aug 99                               1                       0                        0
Sep 99                               1                       5                        3
Oct 99                               3                      10                        9
Nov 99                               3                      15                        12
Dec 99                               3                      17                        13
Jan 00                               4                      25                        17
Feb 00                               5                      50                        25
Mar 00                               11                     75                        48
Apr 00                               12                     100                       65
May 00                               13                     150                       80
Jun 00                               14                     205                      125
Jul 00                               14                     245                      150
Aug 00                               21                     275                      275


Slide 11

VerticalOne Differentiators


-       Thought leader and innovator

-       Reach and adoption

-       Experience and credibility

-       Depth of service and providers

-       Focus - unchanged business model and integrated support services

-       Highest security/privacy standards

                                  PRESENTATION

Slide 1

                               International View
                               Daniel H. Drechsel
                                  CEO, S1 EMEA
                                September 8, 2000


Slide 2:  Massive Changes Afoot

Society                     Technology                          Financial Services
Unified Markets             Communications                      Competition
Private Equity              Computing                           Transnational
                            Content                             Client Experience

Arrows flow from each of the three categories and point to a triangle graphic and converge thereon.


Slide 3:  Technological Change

Digital Power = Communication multiplied by Computing multiplied by Content.

Digital Power leads to the creation of an exponential pace of change of the digital infrastructure (unlimited bandwidth, infinite storage...)

Gilder's Law: Communication doubles every 9-12 months.

Moore's Law: Computing doubles every 18 months.

Metcalf's Law: Content increases 2n where n is # of network nodes.


Slide 4:  The Landscape in Europe

Inherited 'domestic player' model
    - Domestic-only user base, reflects brick banks, a few big player(s) dominate given territory

Pan- European strategies
    -   Financial Services represent 16% of GDP, largest single industry

Growth forecasts

    -   >10m Europeans will seek financial advice online in 2003
    -   Discount brokerage accounts:
        -       1.2 million in 1999 (900,000 Internet),
        -       8.5 million in 2002 (8.3 million Internet);

        -       currently only 25% of EU population are shareowners (75% in US)

Bank                                                    No. Users
----                                                    ---------
Postbank                                                  600,000
Egg ***                                                   550,000
Bank 24*                                                  415,000
DB Online*                                                410,600
Barclays Bank**                                           380,000
Swedbank***                                               240,000
SEB***                                                    260,000
Svenska HB                                                135,000
ABN AMRO Bank                                             230,000
Comdirect*                                               >200,000
Nordbanken                                                 90,000
BNP                                                        35,000

*BTNI, Sept. 1999
**Barclays, Aug. 1999
***Reuters, July 1999


Slide 5:  Device revolution

Mobile phones and PDAs
    -   1 billion mobile phone subscribers by 2005
    -   By 2001, 15% of mobile phones purchased will have Net capability
    -   525 MM WAP handsets will be shipped in the US & W. Europe by 2003
    -   By 2005 more Internet users via mobile terminals than landlines
    -   Integration with Internet banking ('alert me when', signing, etc.)

Web/Digital TV
    - Promising area, mass market device - 'idiot-proof' E-Purse and smart cards

Nokia advertising:  "Bank on a Bench"

A picture shows cell phones, telephones, PDAs, personal computers, Surf TV, webtv networks, and a Microsoft Windows logo.


Slide 6:  Increasing Adoption Worldwide

Globalization of the Internet
    -   Rapid growth in Europe and Asia
    -   Northern Europe ahead of Southern Europe
    -   Antipodes and SG leading Asia Pacific

--------------------------------------------------------------------------------------------------------------------------------
                                                    INTERNET POPULATION FORECAST DETAIL
--------------------------------------------------------------------------------------------------------------------------------
                                         1998                                              2003
--------------------------------------------------------------------------------------------------------------------------------
                            USERS                    %                        USERS                     %
--------------------------------------------------------------------------------------------------------------------------------
U.S                         62.8                     44%                      177.0                     35%
--------------------------------------------------------------------------------------------------------------------------------
Canada                      8.8                      6%                       23.6                      5%
--------------------------------------------------------------------------------------------------------------------------------
W. Europe                   40.9                     29%                      168.4                     34%
--------------------------------------------------------------------------------------------------------------------------------
Japan                       8.0                      6%                       32.0                      6%
--------------------------------------------------------------------------------------------------------------------------------
Asia-Pacific                10.2                     7%                       47.7                      9%
--------------------------------------------------------------------------------------------------------------------------------
Latin America               3.0                      2%                       14.8                      3%
--------------------------------------------------------------------------------------------------------------------------------
Rest of World               8.5                      6%                       38.9                      8%
--------------------------------------------------------------------------------------------------------------------------------
Total                       142.2                    100%                     502.4                     100%
--------------------------------------------------------------------------------------------------------------------------------

To the left of the above chart appears another chart titled "Internet Population by Region". It lists the countries/geographical areas in decreasing order: U.S., Canada, Western Europe, Japan, Asia-Pacific, Latin America, the Rest of the World. The internet populations are given in percentages (approximate) for two separate years, 1998, and 2003. In 1998, U.S.= 58%; Canada = 55%; W. Europe = 50%; Japan = 18%; Asia-Pacific = 8%; Latin-America = 5% ; Rest of the World = 1%. In 2003, the projected figures are as follows: U.S.= 65%; Canada = 62%; W. Europe = 61%; Japan = 25%; Asia-Pacific = 10%; Latin-America = 6% ; Rest of the World = 2%.


Slide 7:  Customer Experiences Drive

    -   A more cost-effective transaction channel
    -   Encourage frequent visits vs. branch approach
    - Identify cross selling opportunities through knowledge of customer portfolio and customer initiated events

A graph shows a vertical axis labeled "Customer Value" and a horizontal axis titled "Functionality". Within the graph appears a graphic of a divide running vertically from the middle of the Functionality axis. On the left side of the divide is written "Cost Driven; on the right "Revenue Driven". Four points are plotted within the graph, the first of which is Transactions. The second is Account Management. The third is PFM. And the fourth point is Wealth Building. The four points are plotted along the same line at varying points. The slope of the line is upward, with PFM and Wealth Building on the right side of the wall. Transactions and Account Management are written on the left.

Beneath the graph is written a footnote: "PFM: Personal Financial Management (similar to functionality offered by Intuits' Quicken product)"


Source: S1 Framework

Slide 8:  Leading Capabilities Globally

    -   Globalized Products
    -   Offices in key Finance and Tech Centers
    -   400+ Experienced Personnel
    -   Management & Distribution Structure

A map shows that S1's business reaches to North America, Europe and Australia.


Slide 9:  Relationships Globally

In Europe S1 has relationships with:
    -   Yapi Kredi
    -   Coutts
    -   Banco Espirito Santo
    -   ABN-AMRO
    -   SAN PAOLO
    -   The Royal Bank of Scotland
    -   Robeco Bank Luxembourg
    -   BNP
    -   CL
    -   SNS
    -   Artesia
    -   Zurich Financial Services
    -   Girobank
    -   Arab National Bank

In Asia S1 has relationships with:


    -   United Overseas Bank
    -   National Australia Bank
    -   OCBC Bank
    -   ANZ
    -   Westpac
    -   Southern Bank Berhad
    -   Bank of East Asia


Slide 10:  Progress In Europe

Clients
    -   2 multi-country Consumer Suite deals in implementation
    -   Consolidating and improving existing relationships

Data Center
    -   Floor is open
    -   Part of a wider European network of hosting facilities
    -   Will host systems of core strategic partners
Expanding our partnerships in Europe

    -   Reseller agreements
    -   Product & technology partnerships


Slide 11:  Progress in Asia

Clients
    -   Substantial Consumer Suite deal in implementation
    - Consolidating and improving existing relationships especially around large RBS installations
Data Center
    -   Live with first client since April
    -   Adding additional clients Expanding geographic coverage
Expanding geographic coverage
    -   First China initiatives
    -   First Japan initiatives
    -   Better geographic coverage in southeast Asia

                                  PRESENTATION


Slide 1

                                  Market Update

                                 William Soward
                                September 8, 2000


Slide 2

                         Top 100 Market Still Wide Open

Top 100 US Bank Functionality

Slide 2 depicts a bar graph with one vertical bar with four subparts, which shows 100% of the top 100 U.S. Banks broken down into four categories on a percentage basis: Advanced Functionality (10%); Limited Functionality (13%); Brochure-Ware (41%); No Web Presence (36%). The slide also indicates that the Brochure-Ware and No Web Presence (77% combined) categories have no transaction functionality.

Source: Tower Group


Slide 3

                         Top 25 Now A Replacement Market

Internet Banking in Top 25 Bank Holding Companies

Slide 3 depicts a bar graph with three vertical bars, which show the number of top 25 bank holding companies in each of the following three categories: Web Presence (25 of 25); Internet Banking (23 of 25); Banking with Quicken or Money (12 of 25).

Source: Tower Group


Slide 4

                         Community Bank Market is Large

US Banks* Offering Internet Transaction Access

Slide 4 depicts a bar graph with four vertical bars, which show the number of US banks (excluding credit unions) offering internet transactions for each of the following years: 1997 (104); 2000 (1,100); 2003e (2,335); 2005e (3,088).

* Excludes Credit Unions

Source Tower Group


Slide 5

                      Online Banking Importance Increasing

Slide 5 depicts a bar graph with two vertical bars, which show survey respondents' views (on a percentage basis) on the following products/services:
Internet Banking (Essential (approx. 28%); Important (approx. 59%); Somewhat Important (approx. 2%); Not Important (approx. 11%)); EBPP (Essential (approx. 19%); Important (approx. 49%); Somewhat Important (approx. 21%); Not Important (approx. 11%)).

Source: Tower Group


Slide 6

                        Internet Channel Usage Increasing

                           % of Contacts by Touchpoint

Slide 6 depicts two pie charts, one for each of 1997 and 2002.

1997
Branch or Agency                        27.8%
ATM                                     55.4%
Automated Telephone                      3.4%
Attended Telephone                      12.9%
Electronic Channels                      0.6%

2002
Branch or Agency                        20.0%
ATM                                     50.1%
Automated Telephone                      6.4%
Attended Telephone                      17.3%
Electronic Channels                      6.2%

Source: Meridian Research

Slide 7

                          Regional Internet Penetration

Slide 7 depicts a bar graph with 6 horizontal bars, which show the percentage of users who accessed the Internet in the past month from the following areas:

North America        41%
Developed Asia       32%
Western Europe       23%
Latin America        11%
Eastern Europe       11%
Developed Asia       10%

Source: Roper Research 2000


Slide 8

                          eFinance: Offense and Defense

Slide 8 depicts a bar graph with six vertical bars, which show survey respondents' views (on a percentage basis) for each of the following categories:
Increased Revenues (68%); Decreased Transaction Costs (76%); Customer Acquisition (84%); Increased Sales (74%); Increased Delivery Speed (71%); Customer Retention (92%).

Source: Tower Group


Slide 9

                      Segmentation Drives Channel Strategy

                                           High          Cultivate                                 Retain/Cultivate
                                                         ---------                                 ----------------
                                                         Cross-Sell                                Live Agents
                                                         Blended Service                           High Value Service
                      Potential Value                                                              Exceed Expectations
                                                                                                   Cross-Sell
                                           Low           Reduce Cost                               Retain
                                                         -----------                               ------
                                                         Self Service                              Live Agents
                                                         Monitor for Potential                     High Value Service
                                                                                                   Exceed Expectations
                                                         Low                                       High

                                                                             Current Value

Slide 10

                          Summary: Strong Market Growth

                  Global 300 Estimated Online Banking Spending

Slide 10 depicts a series of two-bar vertical bar graphs, which show the estimated online banking spending (in billions of dollars) for 2000 and 2004 for each of the following categories:

North America
-          $1.1B  --  2000
-          $2.3B  --  2004
-          CAGR = 20%

Europe
-          $1.0B  --  2000
-          $2.1B  --  2004
           CAGR = 20%

Asia
-          $0.4B  --  2000
-          $0.8B  --  2004
           CAGR = 19%

Other
-          $0.1B  --  2000
-          $0.2B  --  2004
-          CAGR = 19%

Total
-          $2.6B  --  2000
-          $5.4B  --  2004
-          CAGR = 20%

Source: Meridien Research


Slide 11

                      Banking Competition Varies By Region

Slide 11 depicts a map of the world with the names of certain competitors of S1 listed next to certain global regions as follows:

North America
-          Corillian
-          Digital Insights

Financial Fusion

South America
EverSystems

Europe
-   IBM
-   Broadvision
-   Brokat
-   Cap Gemini

South Africa
Corillian

Asia
Brokat

Australia
Corillian

                       #1 Competitor is Still Custom Build


Slide 12


                                                         Competitive Overview

------------------------------------------------------------------------------------------------------------------------------------
                                 SIZE OF FSP                              PLATFORM                               DEPLOYMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                           Lrg       Med         Sm          Unix           NT                IBM 390   On-Premise      Outsource
------------------------------------------------------------------------------------------------------------------------------------
S1                         x         x           x           X              x                 x         x               x
------------------------------------------------------------------------------------------------------------------------------------
724                        x                                 X              x                           x               x
------------------------------------------------------------------------------------------------------------------------------------
Broadvision                x                                 X              x                           x
------------------------------------------------------------------------------------------------------------------------------------
Brokat                     x         x                       X              x                           x
------------------------------------------------------------------------------------------------------------------------------------
Capco                                x                                      x                           x               x
------------------------------------------------------------------------------------------------------------------------------------
Corillion                            x                                      x                           x               x
------------------------------------------------------------------------------------------------------------------------------------
Credo Group                x         x                       X              x                           x
------------------------------------------------------------------------------------------------------------------------------------
Digital Insight            x         x                       X              x                           x               x
------------------------------------------------------------------------------------------------------------------------------------
EverSystems                          x                       X              x                           x
------------------------------------------------------------------------------------------------------------------------------------
Financial Fusion           x         x                       X              x                           x               x
------------------------------------------------------------------------------------------------------------------------------------
IBM/Integrion              x                                                                  x                         x
------------------------------------------------------------------------------------------------------------------------------------
InteliData                 x         x                                                        x         x
------------------------------------------------------------------------------------------------------------------------------------
Infosys Technologies Ltd.  x         x                       X              x                           x
------------------------------------------------------------------------------------------------------------------------------------

Slide 13

                                 Enterprise-Wide
                          Customer Financial Experience

Slide 13 depicts a graphic of a triangle with each of its three sides labeled with one of the following: banking; brokerage; insurance. The triangle is within a circle with the following information on the outer edge of the circle:

Business Applications
-   Credit Card
-   Loans
-   Payments
-   P&C

Self Service Multiple Physical Channels
-   Web
-   PC
-   Wireless
-   IVR
-   ATM

Full Service Multiple Logical Channels Advisor Webstation
-   Branch
-   CSR
-   Agents
-   1-n-1
-   n-1

Aggregation Applications
-   CRM
-   Settlements
-   EBPP
-   Wealth Management
-   Education


Slide 14

                          Customer Expectations Growing

-   Application breadth and depth
-   Massive scale
-   Platform independence
-   Flexible
-   Global

-   Proven delivery capability


Slide 15

                            Battle For The Enterprise

-   Siebel is most likely competitor
-   S1 well positioned

>   Vertical focus with extensive domain expertise
>   Substantial application lead
>   Proven Internet architecture
>   Extensive customer base and key partnerships
>   Sweet spot is transactions not SFA

             Early Success Positioning Siebel as a Tactical Solution


Slide 16

                        Compelling Vision for the Future

Slide 16 depicts a full-page graphic of interconnected boxes with internal text as described below (from left to right):

Box 1
Web
IVR/Call Center
Destination Site
Wireless
Branch
ATM

Box 2
Financial Experience

Boxes 3-5 (Boxes 3-5 are stacked vertically and are listed from top to bottom) Consumer
Small Business (which is connected by a line to Box 6)
Corporate

Box 6 (which is connected by a line to Box 7)
Computer Screen Graphic

Box 7
S1
Open eFinance Architecture

-       Financial Business Components

-       Retail Banking

-       Small Business Banking

-       Corporate Banking


The following text is directly above Box 7: WebTone; netAssets; API; API; API. The following text is directly below Box 7: API; API; API; In-house Development.

Boxes 8-14 (each of which is connected by a line to Box 7 (listed from top to bottom))
Cash Mgmt
Wireless
Trade Financing
Banking
Brokerage
Insurance
Non-Financial


Slide 17

                                     Summary

-   Global opportunity expanding
-   Overall importance increasing
-   No break-out competitors
-   Industry convergence reinforcing S1 value proposition
-   Enterprise-wide is next frontier

                                  PRESENTATION


Slide 1

Operational Overview

Jeff Lunsford
Acting President, S1 Corporation
September 8, 2000


Slide 2

Agenda

Operating Priorities
Product Plan
Technology Plan


Slide 3

Operating Priorities

Sales

-   Product
-   Partnerships
-   Customers
-   Internal


Slide 4

Operating Priorities

Sales
-   Adding coverage in all theaters
-   Aligning along product lines
-   Deepening partner relationships

Product
-   Open eFinance Architecture
-   Across the enterprise
-   Suite pricing
-   Reduce life-cycle costs of all products
-   Platform consolidation

Slide 5

Operating Priorities

Partnerships
-   S1 University
-   Global integration services partnerships

Customers
-   Constant improvement in customer satisfaction
-   Customer Advisory Council

Internal
-   Continue to recruit management talent
-   Employee motivation/retention


Slide 6

Agenda

Operating Priorities
Product Plan
Technology Plan


Slide 7

                         Enterprise eFinance Experience

Slide 13 depicts a graphic of a triangle with each of its three sides labeled with one of the following: banking; brokerage; insurance. The triangle is within a circle with the following information on the outer edge of the circle:

Business Applications
-   Credit Card
-   Loans
-   Payments
-   P&C

Self Service Multiple Physical Channels
-   Web
-   PC
-   Wireless
-   IVR
-   ATM

Full Service Multiple Logical Channels Advisor Webstation

-   Branch
-   CSR
-   Agents
-   1-n-1
-   n-1

Aggregation Applications
-   CRM
-   Settlements
-   EBPP
-   Wealth Management
-   Education


Slide 8

Consumer Segmentation:  Tomorrow

Americas + EMEA + APAC

[Pictured is a graph. On the left side of the graph is the word Environment in boldface type with the following words underneath: Price, Assets, Sales cycle, Implementation Time, Equities and Partnership. Outside the graph at the upper left side word High and at the lower left side of the graph is the word Low. Along the bottom of the graph is the word Solution in boldface type with the following words underneath: Nr of end-users, Depth of Functions, Customizations, Consulting and Effort to Upgrade. Outside the graph at the bottom left corner is the word Simple and at the bottom right side of the graph is the word Complex. Inside at the lower left portion of the graph are the following words: Turnkey, Off-the-shelf, and Built-to-plan. Inside in the middle of the graph are the following words: Packaged, Guided-Custom through tools and Mass-Custom. Inside at the upper right portion of the graph are the following words: Open, Custom, and Built-to-order. Overlaying and inside the graph are two shaded ovals. The first oval is located on the lower left side of the graph. Inside and centered in the first oval are the words Retail (Pendragon) with the word Turnkey below and to the left side of the oval and the word Tools below and to the right side of the oval. The second oval is located on the upper right side of the graph. Inside and centered in the second oval is the word Consumer with the word Packaged below and to the left side of the oval and the word Open below and to the right side of the oval.] The two ovals on the chart are sloping upwards left to right at a 40 degree angle.


Slide 9

Business Segmentation:  Tomorrow

Americas + EMEA + APAC

[Pictured is a graph. On the left side of the graph is the word Environment in boldface type with the following words underneath: Price, Assets, Sales cycle, Implementation Time, Equities and Partnership. Outside the graph at the upper left side word High and at the lower left side of the graph is the word Low. Along the bottom of the graph is the word Solution in boldface type with the following words underneath: Nr of end-users, Depth of Functions, Customizations, Consulting and Effort to Upgrade. Outside the graph at the bottom left corner is the word Simple and at the bottom right side of the graph is the word Complex. Inside at the lower left portion of the graph are the following words: Turnkey, Off-the-shelf, and Built-to-plan. Inside in the middle of the graph are the following words: Packaged, Guided-Custom through tools and Mass-Custom. Inside at the upper right portion of the graph are the following words: Open, Custom, and Built-to-order. Overlaying and inside the graph are two shaded ovals. The first oval is located on the lower left side of the graph. Inside and centered in the first oval are the words Retail (Pendragon) with the word Turnkey below and to the left side of the oval and the word Tools below and to the right side of the oval. The second oval is located on the upper right side of the graph. Inside and centered in the second oval is the word Corporate (Merlin) with the word Packaged below and to the left side of the oval and the word Open below and to the right side of the oval.] The two ovals on the chart are sloping upwards left to right at a 40 degree angle.


Slide 10

The S1 Wealth Management Webstation:  One single platform . . .

Enterprise-Wide

[Centered in the slide is a cube. On the top-side of the cube, under the heading Product, are the following words: Brokerage, Insurance, Banking. On the left-side of the cube, under the heading Location, are the following words:
Wealth Manager Office, Bank Branch, Home, Customer Support Center and On the Road. On the right-side of the cube, under the heading Role, are the following words: Customer Service Representative, Wealth Manager, Financial Advisor and Insurance Agent.]

 . . . with customized views for each professional.


Slide 11

The S1 Network

[Centered in the slide is the S1 Corporation logo inside of a triangle. At the top of the triangle is the word Banking. At the bottom left point of the triangle is the word Insurance. At the bottom right point of the triangle is the word Brokerage. In dark print are lines coming off all around the triangle connected to the logos of the following entities: Comdisco, Reuters, Total System Services, Inc., CheckFree, Equifax, netAssets, Metavante, BroadVision, E.Piphany, Wavo Corporation, Financenter.com, Pershing, CNBC.com, Davidge Data Systems Corp., WebTone Technologies, Business Logic Corporation, Quintus,

VerticalOne, STC, trade.com, Q-Up, princeton ecom, TIBCO, PostX, LendingTree, Edify and Intuit.]


Slide 12

The S1 Network - Choices for our Customers

Implementation                       Technology                   Equity Stake
--------------                       ----------                   ------------
Andersen Cons.                       Netassets                     Y
IBM                                  Webtone                       Y
Fiserv                               BusinessLogic                 Y
M&I Data Services                    BroadVision                   Y
NCR                                  E.Piphany                     Y
ACI                                  LendingTree
Unisys                               Aether
                                     Ticoon


Slide 13

Agenda

Operating Priorities
Product Plan
Technology Plan


Slide 14

Target Framework

[A graphic appears below. Along the top of the graphic and straight across on a line are various objects, including, but not limited to: a telephone, a fax machine, a laptop computer, a mobile telephone, a PDA, a bank branch and an ATM machine. These objects flow into three boxes, which are on top of one another. The top box is entitled eFinance Architecture Framework. The middle box is entitled eFinance Development Framework. The bottom box is entitled eFinance Operation Framework. The following words appear on top of the boxes:
Presentation (XML, XSL, JSP, . . .), Financial Business Components (EJB, . . .), Common Business Services (CRM, . . .), Common Technical Services (Security, . .
 .) and Adapters (XML, . . .). The bottoms of the boxes flow onto a straight line. Along the straight line are 4 objects. The first object represents DDA, Credit Card, . . . The second object represents Swift, BAI2 and OFX. The third object represents a Clearing room. The fourth object represents Rueters, Nasdaq
 . . .]


Slide 15

Easy Product Integration

Preferred Integration Enabler

[Graphic depicting two objects. The object on the left side represents S1. The object on the right side represents Product X. In between the two objects are three boxes in column format. Each box is connected to both objects with lines and arrows. The first box is entitled URL LINK. The second box is entitled XML API. The third box is entitled Bus Objects. Below these three boxes is another box, which touches both objects, entitled Shared Platform/Services. At the bottom of the graphic and underlying both objects is the phrase Technical Infrastructure.]


Slide 16

Existing Today

[Centered in the slide is the S1 Corporation logo in a circle. Connected to the circle by lines are various words and phrases, including, but not limited to:
Branding, T.O.M; Wireless [with a picture of a mobile phone]; OFX/IFX (a graphic of Quicken's logo appears beneath); XML API; Internet [with a picture of a laptop computer]; LDAP X509 SSO API; Custom Business Rules; 1:1 API; Data Tunnelling; Edify [connected to Edify by lines are pictures of a mobile phone and an e-mail and the word IVR]; and Back Office (limited to "Adapters" [with pictures of servers]. To the left of the circle is a picture of a cube entitled Adapters Repository. Coming off the cube is a line with an arrow, with the tip pointing towards the S1 circle.]


Slide 17

Platforms and Architectures

Slide 17 depicts two rows of stacked boxes, Moving from left to right, the first row depicts four boxes stacked one atop the next. The four boxes are joined by an arrow pointing to the other row, which also has four boxes. The boxes in each row correspond with one another. The top box in the first row, CIB, points to a box in row two labeled CIB+ Business. In like manner, the second box, VFM, points to the box VFM+ Consumer. The third box, EWF, points to the box EWF+ Retail. The fourth box, IBS, points to the box Other. At the bottom of the first row is written "May 00". At the bottom of the second row of boxes is written "+6/36 months". In row 2, the top three boxes are against a vertical bar with the word "Excalibur". In the bottom box in row 2 labeled "Other", the words "S1 Relates" appear next to it.


Slide 18

Agenda

Operating Priorities
Product Plan
Technology Plan


Slide 19

Operating Priorities

Sales
-   Adding coverage in all theaters
-   Aligning along product lines
-   Deepening partner relationships

Product
-   Open eFinance Architecture
-   Across the enterprise
-   Suite pricing
-   Reduce life-cycle costs of all products
-   Platform consolidation


Slide 20

Operating Priorities

Partnerships
-   S1 University
-   Global integration services partnerships

Customers
-   Constant improvement in customer satisfaction
-   Customer Advisory Council

Internal
-   Continue to recruit management talent
-   Employee motivation/retention


Slide 21

THANK YOU.

jeff.lunsford@S1.com

                                  PRESENTATION

Slide 1

                                 S1 Corporation

                            Robert F. Stockwell, CFO

                                September 8, 2000


Slide 2

                                     Agenda

        -   Domestic Pricing Issues

        -   Business Unit Growth

        -   Financial Visibility

        -   Risks on Timing of Revenue

        -   2001 Targets



Slide 3

                             Domestic Pricing Issues

-   VerticalOne competitive environment

    -   Per user/per month fees limited

    -   Ability to monetize data in the future


-   Professional Services

    -   New product line (5.X) introduction - Implementation learning curve

    -   Third major upgrade for customers

                    -   Y2K version required in 1999

                    -   Push back on full implementation charge for 5.x

    -   Strategic customers will not be lost based upon implementation cost

Slide 4

                      Financial Visibility During a Quarter

                                        Day 1             Day 45               Day 75
                                        -----             ------               ------
        Licenses                          50%                70%                   90%

        Services                          85%                95%                  100%

        Data center                       90%                95%                  100%
                                          ---                ---                  ----
        Total                             75%                88%                   97%


Slide 5

                         Six Month Financial Visibility

           Licenses                       35%

           Services                       75%

           Data center                    80%
                                          --

                     Total                65%


Slide 6

                           Risks on Timing of Revenue

-       Data Center vs. in-house license monthly user fee

        -   Drive Data Center revenues to achieve 50% margin

        -   In-house impacts top line - not total margin dollars

-       Additional services outsourced to partners

        -   Andersen Consulting

        -   IBM

-       "Hockey stick" licenses sales

        -   Day 45 - 30% of license sales (Q2 = $4.7 million)

        -   Day 75 - 10% of license sales (Q2 = $1.5 million)

-       Expansion of relationship with FI or FI merger

        -   Royal Bank of Canada

        -   NatWest